  KBW Regional Bank Conference
  Boston
  February 28, 2008

Forward Looking Statements
This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the
 Company may incur increased charge-offs in the future; (3) the Company may experience increases in the default rates or decreased prepayments on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company may continue to benefit from strong recovery efforts on previously securitized loans resulting in improved yields on this assets; (5) the Company could have adverse legal actions of a material nature; (6) the Company may face competitive loss of customers; (7) the Company may be unable to manage its expense levels; (8) the Company may have difficulty in retaining key employees;
 (9) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions;
 (10) changes in general economic conditions and increased competition could adversely affect the
 Company's operating results; (11) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company's operating results; and (12) the Company may experience difficulties growing loan and deposit balances. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the
 Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

■ Total Assets at Dec 31, 2007  $2.5 bil
■ Net Income in 2007   $51 mil
■ Branches      69
■ FTE      811
■ Market Cap     $625 mil
■ Institutional Ownership   51%
■ Avg Daily Volume    $3.5 mil

Key Markets
1st & 9% Market Share
in Huntington WV/Ashland KY MSA
$3.7 Billion
8% Market Share in Morgan,
Berkeley & Jefferson Co. WV
$1.9 Billion
1st & 27% Market Share
$1.7 Billion
2nd & 12% Market Share
in WV’s largest market; $4.7B

Today’s Themes:
■ CHCO: Consistently superior results
 thru challenging times
■ CHCO: Conservative operating platform
■ CHCO: Growing and succeeding in slow-
 growth markets
■ CHCO: Value in the Banking Sector

	2004	2005	2006	2007
Reported ROA	2.10%	2.09%	2.11%	2.03%
ROTE	23.2%	22.3%	22.4%	21.0%
Tangible Equity/TA	9.7%	9.5%	10.1%	9.7%
NIM	4.29%	4.49%	4.56%	4.34%
Efficiency Ratio	48.7%	46.7%	44.5%	45.9%
Non-Int Rev/Total Rev	33%	34%	34%	34%
CHCO is consistently and
extraordinarily profitable:

Since 2003 CHCO faced “normalization” of
provision and loss of PSL revenues:

ROA
EPS
Yet, strong bottom line results continue:

	2004	2005	2006	2007	2008 Projected	2009 Projected
Average Balances	$83.5 MM	$42.9 MM	$22.3 MM	$10.5 MM	$6.3 MM	$4.3 MM
Rate	17.4%	26.6%	42.2%	69.1%	91%	91%
Gross Interest Revenue	$14.5 MM	$11.4 MM	$9.4 MM	$7.3 MM	$5.7 MM	$4.1MM
Previously Securitized Loans:

Core growth in revenues in 2003-2007 offset
lower earnings from PSL balances

Immediate Basis Point Change in Interest Rates	Estimated Increase of Decrease in Net Income between 1-12 months
+200 Bp	+3.4%
+100 Bp	+0.9%
-100 Bp	+0.5%
-200 Bp	+1.0%
Data: December 31, 2007
Interest Rate Risk:
CHCO believes that it is well positioned
with respect to interest rate risk:

Notional	Prime Rate	Term Date
$100MM	8%	June 2011
$100MM	7.75%	May 2011
$50MM	6.75%	Nov 2009
$50MM	6.75%	Nov 2008
$100MM	6%	June 2010
$100MM	6%	June 2009
Prime-based Floors:
protect against falling rates

Interest Rate Risk Summary:
 ◆ CHCO is less dependent upon NII than its peers
 t Fee income in top 10% of peer group
 ◆ CHCO’s balance sheet is traditionally asset-
 sensitive due to strong prime-based portfolio
 supported by core deposits
 ◆ CHCO insured against it’s risk to falling rates
 with Prime based floors that hedge its
 traditional risk to falling rates
 ◆ CHCO’s NIM has been stable at 4.34% during
 the last three quarters despite:
 t Decline in Previously Securitized Loans
 t Decline in Prime Rate for 8.25% to 6%

Asset Quality Trends:

 A second challenge facing
 the banking industry in 2007/8

1. Predominantly
 Overdrafts
2.  C/O’s are
 improving
3. C/O’s
 disproportionately
 associated with
 pre-turnaround
 loans
$1.816 MM
$155 M
$563 M
$144 M
Net Charge-offs 2007

Charge-off Trends:

FICO	Total Balances 12/31/02%		Total Balances 12/1/07%
> 650	$228.3MM	41%	$48.7MM	48%
< 649	$333.7MM	59%	$52.1MM	52%
Total	$562.0MM	100%	$100.8MM	100%
Mortgage Loans Originated Prior to July 2001
Pre-Turnaround Loans: Large source of
Retail Loan Credit Issues

NPA’s to Loans & OREO
CHCO experiencing Asset Quality
Deterioration: Reflecting two large relationships
which were placed on Non-accrual in the 1st & 2nd quarters

Largest Non-performing Assets at 12/31/07
■ Loan #1  $9 mil  Homes at Greenbrier Resort
  4 spec homes and 3 lots; Borrower experiencing cash flow problems;
 Collateral & Guarantee dependent.
■ Loan #2  $3.4 mil  Home at Greenbrier Resort
   OREO Property. Home actively marketed.
■ Loan #3  $1.3 mil  Commercial R.E.
 Owner-occupied real-estate. Business going thru Bankruptcy.
 Full payment expected 2/22/08.
■ Loan #4  $0.9 mil  Rental Res. Real Estate
 City took properties in lieu of foreclosure. Properties listed for sale.
■ Loan $5  $0.6 mil  Rental Real Estate
 Rental Homes in Charleston;
 Already resolved in 2008 at small loss.
■ Loan #6  $0.5 mil  Residence in Charleston
 Sold & Closing in 2008.
■ Loan #7   $0.5 mil  Residence in Ashland
  OREO. Listed for sale
■ Loan #8  $0.4 mil  Small Apt Complex in Ohio
■ Loan #9  $0.3 mil  Comm’l Real Estate in Ohio
 80% LTV. 75% SBA Guar.

	12/31/05	12/31/06	12/30/07
Residential	1.14%	0.76%	0.91%
Home Equity	0.37%	0.34%	0.63%
Consumer	2.32%	0.99%	0.86%
CMRE	0.11%	0.03%	0.26%
C&I	0.12%	1.47%	0.02%
Past-due loans show some trends toward
deterioration but remain strong compared to
peers:
Past-Due Loans (30+ days)

Asset Quality Summary:
 ◆ Charge-offs are predominantly depository
 accounts
 ◆ Charge-offs have been decreasing, partly as poor
 quality loans originated prior to 2001 (former
 management team) run-off
 ◆ Increase in Non-performing Loans tied
 substantially to (2) loan relationships focused at
 the Greenbrier Resort
 ◆ Past-Due loans relatively low compared to peers
 ◆ CHCO has focused on real-estate secured lending
 - residential, home equity, commercial real-estate
 ◆ Most of CHCO’s non-accrual assets are residential
 properties where loss exposures generally have
 lower bounds due to collateral
 ◆ Real estate prices: CHCO markets have been
 stable
 ◆ Mortgage lending: traditional portfolio ARM’s

Although highly profitable,
CHCO is conservatively positioned:
1.    Conservative Loan portfolios
2.    Strong Core Deposit Franchise
3.     Highly Liquid
4.    Strongly Capitalized
5.    Strong Fee Income vs. NII

Loan to Deposits 87.9%
Loan to Deposits 94.5%
Sample of 250 publicly traded banks
and thrifts with assets between $1-$10
billion as of December 31, 2006
As of December 31, 2007
Conservative Loan Portfolio Mix

As of December 31, 2007
Sample of 193 and 224 reporting
publicly traded banks and thrifts with
assets between $1 and $10 billion as of
December 31, 2007
Solid Loan Quality - 2007

Liabilities: Low Cost and Stable Deposits
Data: December 31, 2007

	CHCO	Peers	Advantage
CD’s	4.48%	4.70%	22 Bps
Interest Bearing Deposits	3.08%	3.77%	75 Bps
Total Deposits	2.60%	3.21%	61 Bps
Interest Bearing Liabilities	3.23%	3.98%	75 Bps
95th percentile
CHCO’s Cost of Funds Advantage:

22%
78%
66%
*As of December 31, 2007. Non-
interest income excludes security
gains & gain on sale of Merchant
Card Portfolio
Sample of 223 reporting publicly traded
banks and thrifts with assets between
$1 and $10 billion as of December 31,
2007
91st percentile
Favorable Revenue Profile for the
current yield curve environment:

2004 Efficiency Ratio adjusted to eliminate $5.5 million in revenue from
Legal Settlement and associated legal expenses of $500M; Peers:
Sample of 225 reporting publicly traded banks and thrifts with assets between $1 to $10 Billion as of December 31, 2007
94th percentile
City is Highly Efficient

	CHCO 12/31/07	Peer Median 9/30/07
Equity/Assets		9.3%
Tang Equity/Tang Assets	9.7%	7.2%
Leverage Ratio
Tier I Capital Ratio	14.1%	10.6%
Total Risk-based Capital Ratio	15.1%	12.0%
Source: SNL for 205 reporting publicly traded banks with total assets from $1 to $10 billion
85th
percentile
Strong Capital facilitates growth
and provides opportunities for
2007:

Growth in slow-growing markets:
 ◆ Improvements/Additions to
  Retail Distribution System
 ◆ Commercial Lending/Small
 Business Banking/Cash
 Management
 ◆ Insurance
 ◆ Acquisition

Remaking City’s Retail Distribution:
Wal-Mart Strategy
■ Part of a Hub and Spoke distribution
 strategy
■ Openings
 ◆ Charleston - 2004
 ◆ Huntington - 2004
 ◆ Beckley - 2005
 ◆ Ashland - 2005
 ◆ Ripley - 2007

Consolidations/Renovations/Relocations:
Our New Downtown Charleston Office
Housing Retail, Trust, Commercial & Private Banking
Opened 2006

October 2006: Opened Charles Town WV
(Eastern Panhandle Location)

(Eastern Panhandle Location)
Relocated in July 2007:
    Martinsburg WV

■ Bluefield WV-VA
 ◆ County Deposits: $1.7 billion
 ◆ Branches: 50
 ◆ Largest Market Competitors: BBT (27%), FCBC (26%)
November 2007: Bluefield WV-VA

■ Putnam Co. WV
 ◆ County Deposits: $761 MM
 ◆ Branches: 18 CHCO Share: 12%
 ◆ Largest Market Competitors:
  Putnam Co. Bank(50%), BB&T (10%)
Hurricane, West Virginia: 2008

17.6% CAGR
2001 to 2007

Growth in 2005 excludes Classic Acquisition
Commercial Loan Growth:
 Historically 10%+

Business Lending Opportunity:
■ City’s financial strength was built upon its
 exceptional retail banking platform. As a
 result, City is under represented (40%) in
 commercial lending relative to peers (60%).
■ City has launched a new small business
 lending initiative to address borrowing
 needs of smaller businesses.
■ City has launched a new cash management
 initiative to address depository needs of
 larger business customers.

City Insurance Professionals
■ 2006 Revenues   $2.3 million
■ 2007     $4.1 million
■ New Strategies in 2007:
 ◆ Appointed new leadership
 ◆ Added Workers Compensation Department - 7 FTE
 ◆ Added Personal Lines Department - 6 FTE
 ◆ Opened Beckley WV Office
■ Strategies for 2008 and beyond:
 ◆ Continue to Build Personal Lines toward $3 million
 line of business
 ◆ Add offices - Huntington, Lewisburg, Martinsburg,
 Teays Valley
 ◆ Hire additional P&C and Health/Life Producers
 ◆ Acquire agencies in communities served by CHCO

$100MM to $500MM in assets
WV, SE Ohio, Eastern KY, I81 Corridor from
VA thru MD, SW Pennsylvania
Acquisitions:

CHCO: Value in the Banking Sector
Capital Flexibility
  Dividends
 - Increased 10% in April 2004 to $0.88
 - Increased 13.6% in April 2005 to $1.00
 - Increased 12% in April 2006 to $1.12
 - Increased 10.7% in April 2007 to $1.24
 - Payout ratio in 2007: 40%
 - Announced Increase in April 2008 to $1.36
 - 9.7% increase
 - Dividend Yield of about 3.5%
  Share Repurchases
 - Tangible Capital @ 10.1% @ 12/31/2006
 - Purchased 1,314,112 shares in 2007 at average price of
 $36.70 (7.5% of outstanding)
 - Tangible Capital @ 9.7% @ 12/31/07
 - CHCO’s strong profitability allows greater long-term
 share repurchase activity than peers

•Based on Price of $38.72(close of business 2/14/08)
** Based on Analyst estimates for 2008 of $3.06
CHCO: Value in the Banking Sector
Pricing Metrics*:
■ Price to Book:     213%
■ Price to Tangible Book:    266%
■ Price to 2008 Projected Earnings**  12.7x
■ Institutional Ownership   51%

CHCO: Consistently Superior Performance
■ Peer Group: (branches, assets, income, market cap)
 ◆ CBU, CTBI, FCF, FCBC, FFBC, FPFC, FNB,
 HNBC,NBTB, PEBO, PRK, PVSA, RBCAA,
 SASR, STBA,UBSH, UBSI, UVSP, VFGI, WSBC
■ 2006 Peer Performance:
 ◆ EPS Growth 2005-2007: 3rd
 ◆ ROA: 1st
 ◆ Net Interest Margin: 1st
 ◆ Efficiency Ratio: 2nd
 ◆ Tangible Equity/Tangible Assets:1st
■ Still delivered top performance for shareholders:
 ◆ 1 Year Stock Performance: Best
 ◆ 2 Year Stock Performance: Best

Questions?